SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement                  |_| Confidential, for Use of
|X| Definitive Proxy Statement                       the Commission Only (as
|_| Definitive Additional Materials                  permitted by Rule
|_| Soliciting Material Pursuant to Rule 14a-12      14a-6(e)(2))

                              REPLIGEN CORPORATION
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
                                 NOT APPLICABLE

      (2)   Aggregate number of securities to which transactions applies:
                                 NOT APPLICABLE

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                 NOT APPLICABLE

      (4)   Proposed maximum aggregate value of transaction:
                                 NOT APPLICABLE

      (5)   Total fee paid:
                                 NOT APPLICABLE

|_| Fee paid previously with preliminary materials:
                                 NOT APPLICABLE

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
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      (3)   Filing Party:
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      (4)   Date Filed:
                                 NOT APPLICABLE

                              Repligen Corporation
                           41 Seyon Street, Building 1
                                Waltham, MA 02453
                                 (781-250-0111)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

         The Annual Meeting of Stockholders of Repligen Corporation, a Delaware Corporation ("Repligen" or the "Company") will be held on Wednesday, September 10, 2003, 10:00 a.m. local time, at the offices of Repligen, 41 Seyon Street, Building 1, Waltham, Massachusetts for the following purposes:


1.    To elect a Board of Directors for the ensuing year;

2. To consider and act upon a proposal to increase the size of the Board of Directors to eight members;

3. To elect Thomas F. Ryan, Jr. to fill one of the vacancies on the Board of Directors, if Proposal 2 is approved by the Stockholders;

4. To consider and act upon a proposal to amend the Company's by-laws to allow the Board of Directors to set the size of the Company's Board of Directors and to appoint Directors to fill any vacancy until the next Annual Meeting;

5. To consider and act upon a proposal to amend the 2001 Repligen Corporation Stock Option Plan, to increase both the number of options the Company automatically grants per year and the aggregate number of options granted to its non-employee directors;

6. To consider and act upon a proposal to amend and restate the 2001 Repligen Corporation Stock Option Plan, to allow shares of restricted stock to be awarded under such plan;

7. To ratify the selection of Ernst & Young LLP as the independent auditors of Repligen for the fiscal year ending March 31, 2004; and

8. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on July 14, 2003, the record date fixed by the Board of Directors for such purpose.

                                            By Order of the Board of Directors

                                            /s/ Daniel P. Witt
                                            Daniel P. Witt, Secretary
Waltham, Massachusetts
July 22, 2003

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS LISTED ON THE PROXY CARD.
--------------------------------------------------------------------------------

                              REPLIGEN CORPORATION
                           41 SEYON STREET, BUILDING 1
                                WALTHAM, MA 02453

                                   ----------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 2003

                                   ----------

                                  July 22, 2003

      Proxies in the form included with this proxy statement are solicited by the Board of Directors (the "Board") of Repligen Corporation, a Delaware corporation ("Repligen" or the "Company"), for use at the Annual Meeting of Stockholders of Repligen to be held, pursuant to the accompanying Notice of Annual Meeting, on Wednesday, September 10, 2003, 10:00 a.m. local time, or at any adjournments or postponements thereof (the "Annual Meeting" or the "Meeting"), at Repligen's principal executive offices at 41 Seyon Street, Building 1, Waltham, Massachusetts 02453. Only stockholders of record as of July 14, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. As of the Record Date, 29,857,073 shares of Common Stock, $.01 par value (the "Common Stock"), of Repligen were issued and outstanding and entitled to vote.

      Repligen's Annual Report to Stockholders, containing financial statements for the fiscal year ended March 31, 2003, is being provided together with this proxy statement to all stockholders entitled to vote. It is anticipated that this proxy statement and the accompanying proxy will be first provided to stockholders on or about July 30, 2003.

      The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Stockholders may vote by proxy by completing, signing, dating and returning the accompanying proxy card or by voting by telephone or via the internet in accordance with the instructions listed on the proxy card. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the taking of the vote at the Annual Meeting. Proxies may be revoked by: (1) filing with the Secretary of Repligen, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Repligen or by telephone or internet, in accordance with the instructions listed on the proxy card, before the taking of the vote at the Annual Meeting; or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For those stockholders who submit a proxy by telephone or via the internet, the date on which the proxy is submitted in accordance with the instructions listed on the proxy card is the date of the proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Repligen Corporation, 41 Seyon Street, Building 1, Waltham, Massachusetts 02453,
Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

      Each of the persons named as attorneys in the proxies is a director and/or officer of Repligen. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under the heading "Voting Procedures." Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board by writing that nominee's name on the space provided on the proxy, by checking the box next to the name of such individual if voting by proxy via the internet or, if using the telephone to vote by proxy, by following the verbal instructions for entering the two digit number appearing on the proxy card immediately before the name of such individual. In addition to the election of Directors, stockholders will consider and vote upon a proposal to ratify the selection of auditors and will consider and vote upon proposals to increase the size of the Board, to elect an additional person to the Board of Directors to fill one of the vacancies created upon the approval of the proposal to increase the size of the Board, to amend Repligen's by-laws and amend and restate the 2001 Repligen Corporation Stock Option Plan, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated, as permitted by applicable regulations and by Repligen's corporate documents.

         The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

                                VOTING PROCEDURES

      The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

      Election of Directors (Proposal 1). Directors are elected by plurality of the votes cast, in person or by proxy, at the Annual Meeting. The five nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected to the Board of Directors. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee's achievement of a plurality. Shares present at the meeting or represented by proxy where the stockholder properly withholds authority to vote by marking the "WITHHOLD" box on the proxy for such nominee will not be counted toward such nominee's achievement of plurality.

      Amendment of the 2001 Repligen Corporation Stock Option Plan. Approval of Proposal 5 to amend the 2001 Repligen Corporation Stock Option Plan to increase both the number of options the Company automatically grants per year and the aggregate number of options granted to its non-employee directors will require the approval by a majority of the holders of Common Stock of Repligen.

      Other Matters. For all other matters being submitted to stockholders at the Annual Meeting (Proposals 2, 3, 4, 6, 7 and 8), the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker "non-votes" are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      Laura Whitehouse will serve as the Inspector of Elections and will count all votes and ballots.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth, as of July 14, 2003, or otherwise set forth in the footnotes below, the name of each person who, to Repligen's knowledge based upon representations or publicly available filings, beneficially owned more than 5% of the shares of Common Stock of Repligen outstanding at such date, the number of shares beneficially owned by each of these persons, and the percentage of the outstanding shares of the Company beneficially owned by each of these persons.


Name and Address of                    Amount and Nature of          Percent of
 Beneficial Owner                    Beneficial Ownership (1)         Class (2)
-------------------                  ------------------------       -----------
BVF Partners L.P. (3) .............          2,329,763                 7.81%
333 West Wacker Drive
Chicago, IL 60606

--------------
(1) Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934 and includes voting and/or investment power with respect to shares of Common Stock of Repligen. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options or warrants held by the named person that may be exercised within 60 days of the dates indicated below.

(2) Percentages of ownership are based upon 29,857,073 shares of Common Stock issued and outstanding as of July 14, 2003 or as otherwise indicated in the respective footnotes. Shares of Common Stock that may be acquired pursuant to options or warrants that are exercisable within 60 days of such date are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for the percentage ownership of any other person.

(3) Based solely on a Schedule 13G/A filed on May 28, 2003, Biotechnology Value Fund, L.P. ("BVF") shares voting and dispositive power over the shares of the Common Stock it beneficially owns with BVF Partners L.P. ("Partners"). Biotechnology Value Fund II, L.P. ("BVF2") also shares voting and dispositive power over the shares of the Common Stock it beneficially owns with Partners. BVF Investments, L.L.C. ("Investments") (of which Ziff Asset Management, L.P. is the majority member) also shares voting and dispositive power over the shares of the Common Stock it beneficially owns with Partners. Investments 10, L.L.C. ("Investments 10") shares voting and dispositive power over the shares of the Common Stock it owns with Partners. Partners and BVF Inc. share voting and dispositive power over the shares of the Common Stock owned or beneficially owned by BVF, BVF2, Investments and Investments 10. The percent of class beneficially owned is as reported in such Schedule 13G/A. As of May 22, 2003, securities beneficially owned by BVF Inc. consist of the following:

            a)    743,063 shares of Common Stock owned by BVF,

            b)    496,179 shares of Common Stock owned by BVF2,

            c)    1,005,221 shares of Common Stock owned by Investments, and

            d)    85,300 shares of Common Stock owned by Investments 10.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      The number of directors is currently fixed at five. There are six nominees for director, of which five are currently directors of Repligen and one of which has been nominated by the Nominating Committee for election if Proposal 2 to increase the size of the Board is approved by the stockholders. The five nominees who are existing directors are Walter C. Herlihy, Ph.D., Robert J. Hennessey, G. William Miller, Alexander Rich, M.D. and Paul Schimmel, Ph.D. Thomas F. Ryan, Jr. will be nominated for election upon the approval of Proposal 2.

                                    Year Nominee First
           Nominee's Name           Became A Director               Position(s) with the Company
           --------------           ------------------              ----------------------------
    Walter C. Herlihy, Ph.D.               1996           President, Chief Executive Officer and Director
    Robert J. Hennessey                    1998           Director
    G. William Miller                      1982           Director
    Alexander Rich, M.D.                   1981           Director, Co-Chairman of the Board
    Thomas F. Ryan, Jr.                     N/A           Nominee for Director
    Paul Schimmel, Ph.D.                   1981           Director, Co-Chairman of the Board

      The directors of the Company will be elected to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

      Shares represented by all proxies received by the Board and not marked or voted so as to withhold authority to vote for any individual director or for any group of directors will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named above, other than Mr. Ryan. Mr. Ryan will elected upon the affirmative vote of the majority of shares present, in person or represented by proxy, provided that a vacancy is created on the Board as a result of the stockholders approving Proposal 2. The Board knows of no reason why any nominee should be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, proxies will be voted or withheld in accordance with the judgment of the persons named as attorneys in the proxies with respect to the directorship for which that nominee was unable or unwilling to serve.

      The Board unanimously recommends a vote FOR each of the nominees for election as directors.

                 Occupations Of Directors And Executive Officers

      Repligen's executive officers are appointed on an annual basis by, and serve at the discretion of, the Board. Each executive officer is a full-time employee of Repligen. The directors and executive officers of Repligen are as follows:


        Name                        Age              Positions
        ----                        ---              ---------

Walter C. Herlihy, Ph.D. (3).....    51    President, Chief Executive Officer
                                           and Director

James R. Rusche, Ph.D............    49    Senior Vice President, Research and
                                           Development

Daniel P. Witt, Ph.D.............    56    Vice President, Business Development

Robert J. Hennessey (2)(4).......    61    Director

G. William Miller (1)(2)(3)(4)...    78    Director

Alexander Rich, M.D (2)..........    78    Director

Thomas F. Ryan, Jr. (5) .........    62    Nominee for Director

Paul Schimmel, Ph.D. (1)(3)......    62    Director

--------------
(1)   Member of the Compensation Committee

(2)   Member of the Audit Committee

(3)   Member of the Executive Committee

(4)   Member of the Nominating Committee

(5)   Intends to serve as a member of the Audit Committee

                            Biographical Information

Walter C. Herlihy, Ph.D. joined Repligen in March 1996 as President, Chief Executive Officer and Director in connection with Repligen's merger with Glycan Pharmaceuticals, Inc. From July 1993 to March 1996, Dr. Herlihy was the President and CEO of Glycan Pharmaceuticals, Inc. From October 1981 to June 1993, he held numerous research positions at Repligen, most recently as Senior Vice President, Research and Development. Dr. Herlihy holds an A.B. degree in chemistry from Cornell University and a Ph.D. in chemistry from MIT.

James R. Rusche, Ph.D. became Senior Vice President, Research and Development in January 2003. Dr. Rusche joined Repligen in March 1996 as Vice President, Research and Development in connection with Repligen's merger with Glycan Pharmaceuticals, Inc. From July 1994 to March 1996, Dr. Rusche was Vice President, Research and Development of Glycan Pharmaceuticals, Inc. From February 1985 to June 1994, he held numerous research positions at Repligen, most recently as Vice President, Discovery Research. Dr. Rusche holds a B.S. degree in microbiology from the University of Wisconsin, LaCrosse and a Ph.D. in immunology from the University of Florida.

Daniel P. Witt, Ph.D. joined Repligen in March 1996 as Vice President, Business Development in connection with Repligen's merger with Glycan Pharmaceuticals, Inc. From October 1993 to March 1996, Dr. Witt was Vice President, Business Development of Glycan Pharmaceuticals, Inc. From April 1983 to September 1993, he held numerous research positions at Repligen, most recently as Vice

President, Technology Acquisition. Dr. Witt holds a B.A. degree in chemistry from Gettysberg College and a Ph.D. in biochemistry from the University of Vermont.

Robert J. Hennessey has served as a director of Repligen since July 1998. Mr. Hennessey served as Chief Executive Officer and President of the Genome Therapeutics Corporation, a biotechnology company from March 1993 until October 2000 and Chairman of the Board from May 1994 through May 2003 when he stepped down as Chairman of the Board. From 1990 to 1993, Mr. Hennessey served as the President of Hennessey & Associates Ltd., a strategic consulting firm to biotechnology and healthcare companies. Prior to 1990, Mr. Hennessey held a variety of management positions at Merck, SmithKline, Abbott and Sterling Drug. Mr. Hennessey is also a director of PenWest Pharmaceuticals and Genome Therapeutics Corporation.

G. William Miller has served as a Director of Repligen since January 1982. Mr. Miller is the Chairman of the Board of G. William Miller & Co., Inc., a private merchant-banking firm. He has served in that capacity for over five years. From January 1990 until February 1992, Mr. Miller was Chairman and Chief Executive Officer of Federated Stores, Inc., an owner and operator of retail department stores, supermarkets and real estate interests. Mr. Miller is a former Chairman of the Board of Governors of the Federal Reserve System and served as Secretary of the Treasury under President Carter. Mr. Miller is a director of the Simon Property Group, Inc., a real estate investment trust, and GS Industries, Inc., a producer of steel and related products. Mr. Miller is the Chairman of The H. John Heinz Center for Science, Economics and the Environment, and Trustee of the Marine Biological Laboratory.

Alexander Rich, M.D., Co-Founder and Co-Chairman of the Board of Directors of Repligen, has been on the faculty of MIT since 1958 and is the Sedgwick Professor of Biophysics. Internationally recognized for his contributions to the molecular biology of nucleic acids, he has determined their three-dimensional structure and has investigated their activity in biological systems. He is widely known for his work in elucidating the three-dimensional structure of transfer RNA, which is a component of the protein synthesizing mechanism and for his discovery of a novel, left-handed form of DNA. He is a member of the National Academy of Sciences, the American Philosophical Society, the Pontifical Academy of Sciences, Rome and a foreign member of the French Academy of Sciences, Paris. Dr. Rich has been a Director of Repligen since March 1981. Dr. Rich is a director of Alkermes, Inc.

Thomas F. Ryan Jr., Nominee to the Board of Directors of Repligen. Mr. Ryan is currently a private investor. Mr. Ryan served as the President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999. Prior to 1995, he held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., serving as the firm's Chairman in 1995. He holds a bachelor's degree from Boston College and is a graduate of the Boston Latin School. Mr. Ryan is a Director for the New York State Independent System Operator, a Trustee for the Brigham and Women's Hospital, a Trustee for Boston College and a Director for Mellon Asset Management.

Paul Schimmel, Ph.D., Co-Founder and Co-Chairman of the Board of Directors of Repligen, has been on the faculty of the Skaggs Institute of Chemical Biology at Scripps Research Institute since 1997. He is well known for his work in biophysical chemistry and molecular biology. His field of specialty is the mechanism of action of proteins and the manner in which they act upon the nucleic acids in the cell. This work involves broad applications of recombinant DNA technology. He is a member of the National Academy of Sciences, received the 1978 ACS/Pfizer award for excellence in enzyme research, and is co-author of a widely read textbook on biophysical chemistry. He also previously served as the Chairman, Director of Biological Chemistry, American Chemical Society. Dr. Schimmel has been a Director of Repligen since March 1981. Dr. Schimmel is a director of Alkermes, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On May 1, 2003, Repligen sold 2,500,000 shares of Common Stock to The Riverview Group, LLC for aggregate consideration of $12,500,000 in a private placement, pursuant to a stock purchase agreement by and between The Riverview Group, LLC and Repligen. Until December 31, 2003, prior to selling any shares of Common Stock to institutional investors in a private placement, Repligen is required to offer to The Riverview Group, LLC (and affiliated persons) 25% of the Common Stock proposed to be offered to institutional investors in a private placement and to keep such offer open for ten (10) business days before proceeding with such sale. Rodman & Renshaw, Inc. acted as the placement agent for the transaction and Repligen paid them approximately $625,000 for its services.

      Immediately prior to the above-referenced transaction, The Riverview Group, LLC did not own any shares of our common stock. Pursuant to the above-referenced transaction, The Riverview Group became an owner of 8.37% of our common stock. As of July 14, 2003, the Riverview Group, LLC no longer owns more than 5% of the shares of our common stock. Except as noted above and based on representations by The Riverview Group, LLC, to the best of Repligen's knowledge, The Riverview Group, LLC has not had a material relationship with Repligen or any of our affiliates within the three-year period ending on June 30, 2003.

      No family relationship exists among the officers and directors of Repligen.

         INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors of the Company met five times during the fiscal year ended March 31, 2003. During the fiscal year ended March 31, 2003, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served.

      The Board has a standing Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.

      The Audit Committee, currently consisting of Mr. Miller, Mr. Hennessey and Dr. Rich, is responsible for determining the adequacy of Repligen's internal accounting and financial controls. The Audit Committee met four times with management and Repligen's independent public accountants to review financial matters, quarterly results, the impact and application of the Sarbanes-Oxley Act and matters pertaining to both the 2002 and 2003 fiscal year audits. No member of the Audit Committee is a member of Repligen's management.

      The Compensation Committee, currently consisting of Dr. Schimmel and Mr. Miller, is responsible for reviewing matters pertaining to the compensation of Repligen's officers and the granting of stock options (other than stock options which are automatically granted to certain members of the Board pursuant to Repligen's stock option plan). See "Compensation of Directors" and "Compensation Committee Report to Stockholders." The Compensation Committee met once during the fiscal year ended March 31, 2003. No member of the Compensation Committee is a member of Repligen's management.

      The Executive Committee, currently consisting of Mr. Miller, Dr. Schimmel and Dr. Herlihy (an employee of Repligen), is authorized to exercise certain powers of the Board not specifically reserved to the Board by Repligen's by-laws or the General Corporation Law of the State of Delaware.

      The Nominating Committee, currently consisting of Mr. Miller and Mr. Hennessey, is responsible for identifying, reviewing and evaluating candidates to serve as directors of Repligen and to recommend such candidates to the Board. The Nominating Committee was formed in June 2002 and has been actively searching for new candidates to serve as directors, but did not formally meet during the last fiscal year. In July 2003, the Nominating Committee met and formally nominated Mr. Ryan to fill the vacancy created if Proposal 2 is approved by the stockholders. The Nominating Committee may, in its discretion, consider potential candidates for membership on the Board that have been recommended by stockholders. Any stockholder wishing to recommend a potential candidate should submit a recommendation in writing to Repligen's Secretary indicating the nominee's name, qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director if nominated and elected. No member of the Nominating Committee is a member of Repligen's management.

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information as of July 14, 2003 with respect to beneficial ownership of shares of Repligen's Common Stock by all directors and executive officers named in the Summary Compensation Table set forth below under "Summary of Executive Compensation" individually, and by all directors and executive officers of Repligen as a group.

                                           Amount and Nature of
Beneficial Owner                         Beneficial Ownership (1)    Percent of Class (2)
----------------                         ------------------------    --------------------
Paul Schimmel, Ph.D. (3)...............            747,682                   2.50%
Alexander Rich, M.D. (4)...............            480,700                   1.61%
G. William Miller (5)..................            144,000                     *
Robert J. Hennessey (6)................             64,000                     *
Thomas F. Ryan, Jr. ...................             10,000                     *
Walter C. Herlihy (7)..................            770,668                   2.53%
James R. Rusche (8)....................            278,758                     *

Daniel P. Witt (9).....................            211,668                     *
All directors, nominees and executive
 officers as a group (8 persons) (10)..          2,485,808                   8.05%

--------------
* Less than one percent

(1) Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of July 14, 2003.

(2) Percentages of ownership are based upon 29,857,073 shares of Common Stock issued and outstanding as of July 14, 2003. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of July 14, 2003 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(3) Includes 19,000 shares held by a trust for the benefit of Dr. Schimmel's sister, of which Dr. Schimmel is the trustee. Includes 50,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

(4) Includes 60,000 shares held by Dr. Rich's spouse. Includes 50,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

(5) Includes 74,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

(6) Includes 64,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

(7) Includes 610,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

(8) Includes 160,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

(9) Includes 122,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

(10) Includes 1,008,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 14, 2003.

                        SUMMARY OF EXECUTIVE COMPENSATION

                           Summary Compensation Table

      The table below shows compensation information with respect to services rendered to Repligen in all capacities during the fiscal years ended March 31, 2003, 2002 and 2001 for the Chief Executive Officer and each of Repligen's other most highly compensated executive officers who earned more than $100,000 in salary and bonus in fiscal 2003 and were serving as executive officers as of March 31, 2003 (collectively, the "Named Executive Officers").

                                                                                                     Long-Term
                                                                                                   Compensation(2)
                                                                                                   ---------------
                                              Fiscal            Annual Compensation (1)           Shares Underlying
                                                                -----------------------
Name and Principal Position                    Year         Salary       Bonus       Other(3)         Options (#)
---------------------------                  --------     ----------   ---------    ----------     --------------
Walter C. Herlihy, Ph.D......................  2003        $265,000     $65,000         $800           65,000
President and Chief Executive Officer          2002         242,000      50,000         $800           50,000
                                               2001         220,000      40,000           --           50,000

James R. Rusche, Ph.D. ......................  2003        $192,000     $25,000         $800           25,000
Senior Vice President, Research and            2002         172,000      25,000         $800           25,000
Development                                    2001         150,000      25,000           --           25,000

Daniel P. Witt, Ph.D.........................  2003        $162,000     $20,000         $800           20,000
Vice President, Business Development           2002         152,000      20,000         $800           20,000
                                               2001         142,000      10,000           --               --

--------------
(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits was less than the lower of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.

(2) Represents stock options granted during the fiscal years ended March 31, 2003, 2002 or 2001. Repligen did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended March 31, 2003, 2002 or 2001.

(3) Represents the match, paid by Repligen on behalf of such individual into the Repligen Corporation 401(k) Savings Plan, of 50% of the first 5% for 2003 and 20% of the first 5% for 2002, of salary and bonus contributed by such individual subject to a maximum of $800 in both years.


Option Grants in Last Fiscal Year

The following table shows information regarding stock options granted to the Named Executive Officers during the fiscal year ending March 31, 2003.


                       OPTIONS GRANTED IN LAST FISCAL YEAR

                                 Number of        Percent of                                            Potential
                                 Securities     Total Options                                  Realizable Value at Assumed
                                 Underlying       Granted to      Exercise                     Annual Rates of Stock Price
                                  Options        Employees in      Price       Expiration           Appreciation For
Name                            Granted (#)      Fiscal Year      ($/Share)       Date                Option Term (1)
----                            -----------      -----------      ---------      ------     ------------------------------
                                                                                                  5%               10%
                                                                                            -------------     ------------

Walter Herlihy, Ph.D. ........    50,000 (2)          18%           $3.24      4/11/2012     $   101,881      $   258,186
James R. Rusche, Ph.D. .......    25,000 (2)           9%           $3.24      4/11/2012     $    50,940      $   129,093
Daniel P. Witt, Ph.D. ........    20,000 (2)           7%           $3.24      4/11/2012     $    40,752      $   103,275

--------------
(1) These amounts represent hypothetical gains that could be achieved from the exercise of respective options and the subsequent sale of the Common Stock underlying such options if the options were exercised immediately prior to the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration dates. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or sale of the underlying shares.

The actual gains, if any, on the stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, the date on which the options are exercised, and the date on which the underlying shares of Common Stock are sold. These rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent Repligen's estimate or projection of the future Common Stock price.

(2) The option holder may exercise the option to purchase 20% of these shares of Common Stock on April 11, 2003 and an additional 20% per year on the next four anniversaries thereof.

Option Exercises and Fiscal Year-End Values

The following table provides information regarding stock option exercises by the Named Executive Officers and the number and value of the Named Executive Officers' unexercised options at March 31, 2003.

              Aggregated Option Exercises In Last Fiscal Year And
                         Fiscal Year-End Option Values

                             Shares                         Number of Securities
                            Acquired                       Underlying Unexercised       Value of Unexercised In-the-
                           on Exercise  Value Realized   Options at Fiscal Year-End             Money Options
Name                           (1)            ($)                    (2)                   at Fiscal Year-End (3)
----                       -----------  --------------  ----------------------------   -----------------------------
                                                        Exercisable    Unexercisable   Exercisable     Unexercisable
                                                        -----------    -------------   ------------    -------------
Walter C. Herlihy.......       --             --          580,000         120,000       $1,826,200        $151,900
James R. Rusche.........       --             --          140,000          70,000       $  405,370        $ 95,150
Daniel P. Witt..........       --             --          109,000          46,000       $  338,080        $ 79,960

(1) None of the Named Executive Officers exercised any stock options during the fiscal year ended March 31, 2003.

(2) Represents the aggregate number of stock options held as of March 31, 2003 which can and cannot be exercised pursuant to the terms and provisions of the applicable stock option agreements and the 2001 Repligen Corporation Stock Option Plan (the "Plan").

(3) The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options. The fair market value of in-the-money options was calculated on the basis of the closing price per share for Common Stock on the Nasdaq National Market of $4.67 on March 31, 2003. Of the 1,065,000 options outstanding, 829,000 of these options were in the money as of March 31, 2003.

Equity Compensation Plan Information

      The following table provides information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of March 31, 2003, including the Plan.

                                                                                                 Number of securities
                                                                                                remaining available for
                                                                                                 future issuance under
                                          Number of securities to       Weighted-average          equity compensation
                                          be issued upon exercise      exercise price of           plans (excluding
                                          of outstanding options,     outstanding options,      securities reflected in
             Plan category                  warrants and rights       warrants and rights            columns (a))
             -------------                -----------------------     -------------------       -----------------------
                                                    (a)                       (b)                         (c)
Equity compensation plans approved by
security holders (1).....................        1,940,050                   $2.55                     1,300,769

Equity compensation not approved by
security holders (2).....................          404,946                   $5.09                            --

Total ...................................        2,344,996                   $2.99                     1,300,769

(1) Consists of the 2001 Repligen Corporation Stock Option Plan and the 1992 Repligen Corporation Stock Option Plan.

(2) On July 24, 2000, Repligen issued to a third party a warrant to purchase 50,000 shares of Common Stock at $7.125 per share exercisable through July 2003 in partial consideration for a licensing agreement entered into with such third party. As of March 31, 2003 the warrant was still outstanding and no warrants had been exercised.

On March 9, 2000, Repligen issued to Paramount Capital, Inc. ("Paramount") warrants to purchase up to 129,946 shares of Common Stock at $9.49 per share, exercisable through March 2005 in connection with services provided by Paramount. As of March 31, 2003, this warrant remains outstanding.

In connection with a financial advisory agreement in May 2000, Repligen issued warrants to purchase an aggregate of 100,000 shares of Common Stock. Each warrant is exercisable at $2.75 per share at any time prior to July 15, 2004. As of March 31, 2003, these warrants remain outstanding.

Also, pursuant to a patent purchase agreement executed in 1999 Repligen issued a warrant to purchase 350,000 shares of common stock with an exercise price of $1.59 per share which expires in March 2004. As of March 31, 2003, 225,000 of the shares of Common Stock underlying the warrant have been issued and 125,000 shares remain eligible to be exercised.


                            Compensation of Directors

      Drs. Schimmel and Rich, the Co-Chairmen of the Board of Directors, are compensated pursuant to consulting agreements described below and receive no separate compensation for attendance at meetings or otherwise as directors.

      Under the terms of the Plan as currently in effect, each non-employee director, beginning on September 14, 2000, is granted an option to purchase 10,000 shares of Common Stock at an option price equal to the fair market value of the Common Stock on the date of grant, determined in accordance with the terms of the Plan (the "Annual Board Options"). These options vest in full on the first anniversary of the date of the grant, provided such person is still a director on such anniversary. Additionally, each newly-elected, non-employee director who joins the Board is entitled to receive a an option to purchase 24,000 shares of Common Stock on the date he or she joins the Board (an "Initial Board Option" and together with the Annual Board Options, the "Board Options"). These Initial Board Options vest equally over a three-year period from the date of grant. Board Options have a term of ten years, subject to early termination in the event of death, removal or resignation from the Board. No director is entitled to receive Board Options covering more than an aggregate of 100,000 shares. If the stockholders approve the amendment to the Plan described in Proposal 5 herein, beginning in September 2003, each non-employee director will receive an option to purchase 15,000 shares of Common Stock to vest in full on the first anniversary of the date of grant, provided that such person is still a director on such anniversary. No director would be entitled to receive Board Options covering more than an aggregate of 150,000 shares of Common Stock, excluding expired unexercised options.

      Mr. Hennessey and Mr. Miller receive $1,000 plus expenses for each board meeting they attend. Starting in September 2003, each non-employee director (other than Drs. Rich and Schimmel) will receive $1,500 plus expenses for each board meeting they attend. In addition, also beginning in September 2003, the Chairman of the Audit Committee will receive $1,500 plus expenses for each meeting attended and each other Audit Committee member will receive $1,000 plus expenses for each meeting in which they participate (other than Dr. Rich).

      Repligen paid Drs. Schimmel and Rich $49,200 and $43,200, respectively, during the fiscal year ended March 31, 2003 pursuant to consulting agreements, which have similar terms. These agreements are automatically extended for successive one-year terms unless terminated by either party at least 90 days prior to the next anniversary date. Dr. Schimmel's agreement continues until September 30, 2003 and Dr. Rich's agreement continues until October 31, 2003. Drs. Schimmel and Rich have advised Repligen that they have no present intention of terminating their agreements.

Executive Employment Agreements

      On March 14, 1996, Repligen entered into a letter of agreement with Drs. Herlihy, Rusche, and Witt in connection with Repligen's acquisition and merger with Glycan Pharmaceuticals, Inc. (the "Herlihy Agreement," the "Rusche Agreement," and the "Witt Agreement," respectively). Under the terms of the Herlihy Agreement, Dr. Herlihy is entitled to a minimum salary of $160,000 per annum, subject to periodic increases at the discretion of the Board of Directors. Additionally, Dr. Herlihy is eligible for participation in all of Repligen's welfare, profit sharing, retirement and savings plans on the same basis as other employees of Repligen. Dr. Herlihy received a stock option to purchase 100,000 shares of the Common Stock at $1.25 per share, vesting at 20% per annum over five years pursuant to the Herlihy Agreement. Dr. Herlihy's employment may be terminated, with or without cause, by either party upon 30 days prior written notice. In such event, Dr. Herlihy would be entitled to continue receiving his salary for a period of eight months or until he finds other employment, whichever occurs first.

      Under the terms of the Rusche Agreement, Dr. Rusche is entitled to a minimum salary of $115,000 per annum, subject to periodic increases at the discretion of the Board of Directors. Additionally, Dr. Rusche is eligible for participation in all of Repligen's welfare, profit sharing, retirement and savings plans on the same basis as other employees of Repligen. Dr. Rusche received a stock option to purchase 60,000 shares of the Common Stock at $1.25 per share, vesting at 20% per annum over five years pursuant to the Rusche Agreement. Dr. Rusche's employment may be terminated, with or without cause, by either party upon 30 days prior written notice. In such event, Dr. Rusche would be entitled to continue receiving his salary for a period of six months or until he finds other employment, whichever occurs first.

      Under the terms of the Witt Agreement, Dr. Witt is entitled to a minimum salary of $115,000 per annum, subject to periodic increases at the discretion of the Board of Directors. Additionally, Dr. Witt is eligible for participation in all of Repligen's welfare, profit sharing, retirement and savings plans on the same basis as other employees of Repligen. Dr. Witt received a stock option to purchase 60,000 shares of the Common Stock at $1.25 per share, vesting at 20% per annum over five years pursuant to the Witt Agreement. Dr. Witt's employment may be terminated, with or without cause, by either party upon 30 days prior written notice. In such event, Dr. Witt would be entitled to continue receiving his salary for a period of six months or until he finds other employment, whichever occurs first.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee currently consists of Dr. Schimmel and Mr. Miller. No member of the Compensation Committee is a current or former employee of Repligen. There are no Compensation Committee interlocks between Repligen and any other entities involving any of the executive officers or directors of such entities. No interlocking relationship exists between any member of our Board of Directors or our Compensation Committee and any member of the Board of Directors or compensation committee of any other company and no such interlocking relationship has existed in the past.

                          STOCK PRICE PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in the cumulative total stockholder return (change in stock price plus reinvested dividends) on Repligen's Common Stock with the cumulative total return for the Nasdaq Stock Market Index (U.S.) (the "Nasdaq Composite Index") and the Nasdaq Pharmaceutical Stock Index (the "Nasdaq Pharmaceutical Index"). The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of Repligen's Common Stock.

                         NASDAQ                NASDAQ
                         Stock             Pharmaceutical          RGEN Closing
                      Market Index
        YEAR             (U.S.)             Stock Index            Stock Price
        1998              100                   100                    100
        1999              135                   127                    257
        2000              251                   267                    808
        2001              101                   201                    242
        2002              101                   207                    315
        2003               74                   162                    392

   [THE ABOVE TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Assumes $100 invested on March 31, 1998 in each of Repligen Corporation's Common Stock, the securities comprising the Nasdaq Composite Index and the securities comprising the Nasdaq Pharmaceutical Index.


                  COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

      The Compensation Committee, which meets on a periodic basis, is comprised of two non-employee members of the Board of Directors. The Compensation Committee formulates and administers Repligen's compensation policies for the President and Chief Executive Officer and all vice presidents of Repligen. The Compensation Committee is also responsible for determining to whom and under what terms stock options should be granted (other than options which are automatically granted to members of the Board of Directors) under the Plan.

Compensation Philosophy

      In designing its compensation programs, Repligen takes into account a number of considerations, some relevant to companies in general and some relevant primarily to biotechnology and other research and development intensive companies. The ultimate goal of Repligen's compensation program is to motivate each employee to enhance stockholder value, to provide a fair reward for this effort, and to stimulate each employee's professional and personal growth. In addition, Repligen's compensation program attempts to achieve the following:

      o Provide compensation which is consistent with Repligen's annual and long-term objectives and achievements;

      o Promotion and reward of individual initiative, effort and accomplishment; and

      o Establishment of a competitive total compensation package that enables Repligen to attract and retain qualified and motivated personnel.

Performance Criteria

      Since Repligen is still in the process of developing its proprietary products and because of the highly volatile nature of biotechnology stocks in general, it is not appropriate to use the traditional performance standards, such as profit levels and stock performance, to measure the success of Repligen and an individual's contribution to that success.

      Accordingly, the compensation of executive officers is based, for the most part, on the achievement of certain goals by Repligen as a whole and the individual (and his or her business unit) concerned. The Compensation Committee therefore examines three specific areas in formulating the compensation packages of its three most senior executives. Criteria and specific goals within each category are as follows:

      Company Performance:

      o The extent to which key research, clinical, product manufacturing, product sales and financial objectives of Repligen have been met during the preceding fiscal year;

      o     The development, acquisition and licensing of key technology; and

      o The achievement by Repligen of certain milestones, whether specified in agreements with third party collaborators or determined internally.

      Executive Performance:

      o An executive's involvement in and responsibility for the development and implementation of strategic planning and the attainment of strategic objectives of Repligen;

      o The participation by an executive in the relationship between Repligen and the investment community;

      o The involvement of an executive in personnel recruitment, retention and morale; and

      o The responsibility of the executive in working within budgets, controlling costs and other aspects of expense management.

      Other Factors:

      o The necessity of being competitive with companies in the pharmaceutical and biotechnology industries, taking into account relative company size, stage of development, performance and geographic location as well as individual responsibilities and performance.

Mix of Compensation

      Repligen's executive compensation has four principal components:

      o     base salary;

      o     annual cash bonuses;

      o     incentive and/or non-qualified stock options; and

      o     miscellaneous benefits.

      In each case, the Committee regularly compares the individual elements comprising Repligen's executives' mix of compensation to that of a similar group of other biotechnology companies.

      The comparison group is based on a multi-tiered classification of representative companies within the biotechnology industry according to numerous characteristics, including but not limited to company size, the number of proprietary products, stage of development of Repligen's products and total revenues. The tiered classification of biotechnology companies is reviewed annually and, if appropriate, revised as members of such tiers change from year to year.

      After completing a review of the comparison group's compensation policies, the Committee determines competitive compensation levels for each executive position.

      Levels of base salary are reviewed on an annual basis by the Committee. Base salary may be altered in line with changes in compensation amongst the companies included in the Committee's comparison group and further adjusted if the committee determines that an executive's contribution to Repligen has increased or decreased.

      Annual cash bonuses are voted in April and calculated as a percentage of an executive's base salary as determined by the criteria set forth above. Stock options are also awarded from time to time based upon the same criteria and are intended both to retain and reward the executive and to provide further incentive for him or her to continue contributing to the long-term success of Repligen.

Respectfully submitted by the Compensation Committee,

G. William Miller
Paul Schimmel, Ph.D.

      The report of the Compensation Committee shall not be deemed to be "soliciting material," shall not be deemed filed with the Securities and Exchange Commission, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Repligen specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee for the last fiscal year consisted of Dr. Rich, Committee Chairman, Mr. Hennessey and Mr. Miller. Each of the current members of the Audit Committee is independent (as defined in the current NASDAQ's listing standards). Dr. Rich would not be independent under the newly proposed NASDAQ listing standards, and would not be able to continue as an audit committee member upon the effectiveness of such standards. If Proposals 2 and 3 are approved by the stockholders, the intent of the Board is that Mr. Ryan will serve on the Audit Committee upon his election to the Board of Directors, at which time the Audit Committee will elect a new Chairman. Upon the election of Mr. Ryan, or another qualified individual, to the Audit Committee, Dr. Rich intends to resign as a member of the Audit Committee. The Board has determined that none of the members of the Audit Committee has a relationship to Repligen that may interfere with his independence from Repligen and its management.

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Company's auditing, accounting and financial processes generally. The Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the Company and meets with such personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company's internal accounting controls, the Company's financial statements contained in the Company's Annual Report to Stockholders and other related matters. The Audit Committee's Charter, which was adopted by the Company's Board of Directors, contains a more detailed description of the functions of the Audit Committee.

      The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2003 audited by Ernst & Young LLP, the Company's independent auditors. The Audit Committee has discussed with Ernst & Young LLP various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP its independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending March 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Dr. Alex Rich, Chairman
Robert Hennessey
G. William Miller

      The report of the Audit Committee shall not be deemed to be "soliciting material," shall not be deemed filed with the Securities and Exchange Commission, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Repligen specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Relationship with Independent Auditors

      Effective June 12, 2002, as recommended by the Audit Committee, the Board of Directors of Repligen dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent certifying accountants and engaged Ernst & Young LLP to serve as its independent certifying accountants for the fiscal year ending March 31, 2003. The appointment of Ernst & Young LLP was ratified by the stockholders of the Company at the Annual Meeting of Stockholders on September 12, 2002.

      Arthur Andersen's audit reports on Repligen's financial statements for each of the two fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to any uncertainty, audit scope or accounting principles. In connection with the audits for the periods ending March 31, 2002 and 2001 and the subsequent interim period preceding the dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to refer to such disagreement in connection with their report. None of the reportable events as defined in Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal years of Repligen ended March 31, 2002 and 2001 or the interim period through June 12, 2002.

      During Repligen's fiscal years ended March 31, 2002 and 2001 and the interim period through June 12, 2002, Repligen did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Repligen's financial statements.

      Ernst & Young LLP has been the independent audit firm that audits the financial statements of the Company since June 12, 2002. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

Audit Fees

      The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Repligen's annual financial statements for the fiscal year ended March 31, 2003 and for the review of the financial statements included in Repligen's Forms 10-Q for the fiscal year ended March 31, 2003 were $51,500.

Financial Information Systems Design and Implementation Fees

      No fees were billed by Ernst & Young LLP for financial information systems design and implementation professional services for the fiscal year ended March 31, 2003.

All Other Fees

      The aggregate fees billed by Ernst & Young LLP for services other than those described above for the fiscal year ended March 31, 2003 were $11,500.

      Repligen's Audit Committee has determined that the provision of the services provided by Ernst & Young LLP as set forth herein are compatible with maintaining Ernst & Young LLP's independence.

                                   PROPOSAL 2
             INCREASE IN SIZE OF BOARD OF DIRECTORS TO EIGHT MEMBERS

      Currently, Repligen's by-laws require that the number of directors constituting the Board be fixed by a resolution of the stockholders. Repligen currently has five (5) directors constituting its whole Board of Directors.

      Repligen's Board of Directors has approved and recommends that the stockholders approve an increase in the number of Directors to eight (8) members. Repligen's Board is actively searching for high-quality individuals to strengthen and improve the Board. Specifically, in order to satisfy regulatory requirements, the Nominating Committee has been searching for an "audit committee financial expert" to replace Dr. Rich as Chairman of the Audit Committee. As a result of the search, the Nominating Committee has nominated Mr. Ryan for election to the Board of Directors if this Proposal 2 is approved by the stockholders, with the intent that Mr. Ryan will serve on the Audit Committee. Dr. Rich has informed us that it is his intention to resign as Chairman of the Audit Committee as soon as a candidate qualified to serve on the Audit Committee is duly elected to the Board of Directors. If this proposal is not passed, we may not be able to comply with our regulatory requirements.

      The Board of Directors recommends a vote FOR the increase in the size of the Board of Directors to eight members.


                                   PROPOSAL 3
            ELECTION OF THOMAS F. RYAN, JR. TO THE BOARD OF DIRECTORS

      If Proposal 2 is approved, there will be three vacancies on the Board of Directors. Pursuant to the current Bylaws, a resolution of the stockholders is required to fill such vacancy. Information regarding Mr. Ryan has been provided in the "Occupation of Directors and Executive Officers," "Biographical Information" and "Stock Ownership of Directors and Officers."

      Repligen's Nominating Committee has nominated Mr. Ryan and the Board of Directors recommends that the stockholders elect Mr. Ryan to the Board of Directors to fill the vacancy created by the approval of Proposal 2. As stated above, it is the intent of the Board that Mr. Ryan will, if elected, serve on the Audit Committee as an "audit committee financial expert" and his service on the Audit Committee will enable us to meet certain new regulatory requirements pursuant to the Sarbanes-Oxley Act. If Mr. Ryan is not elected to the Board, we may not be able to comply with our regulatory requirements.

      The Board of Directors recommends a vote FOR the election of Mr. Ryan to the Board of Directors.

                                   PROPOSAL 4
  AMENDMENT TO BY-LAWS TO ALLOW BOARD TO INCREASE SIZE OF BOARD OF DIRECTORS
         AND TO ALLOW BOARD TO FILL VACANCIES ON THE BOARD OF DIRECTORS

      The Board of Directors recommends to the stockholders that the by-laws be amended (the "By-law Amendment") to allow for (i) the size of the Board of Directors of the Company to be fixed by a resolution of the Board of Directors, and (ii) vacancies on the Board of Directors to be filled by resolution of the Board of Directors. Currently, the size of the Board of Directors may only be changed by, and any vacancies on the Board of Directors may only be filled by, a resolution of the stockholders.

      The text of the by-laws, as currently in effect, as well as the text of the amendment approved by the Board, is attached to this proxy statement as Appendix A. The following summary should be read together with the full text of the by-laws and the amendment thereto.

      The Board of Directors has approved, and recommends that the stockholders approve the By-law Amendment that will allow the Company to set the number of directors constituting the whole Board and that any vacancy in the Board of Directors, however occurring, may be filled by resolution of the Board. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

      The purpose of the By-law Amendment is to increase the Company's ability to seat high-quality individuals as directors of the Company. The Board of Directors has determined that increasing the number of authorized directors is in the best interest of the Company and its stockholders. By allowing the Board of Directors the ability to appoint additional directors until the next annual meeting, the Company can seat such individuals as they are found and not require their appointment to wait until the next annual meeting. For example, we will likely be required to have at least three independent directors serve on our Audit Committee pursuant to Sarbanes-Oxley related requirements. Currently, we would not meet the proposed requirements. We are actively searching for new members to add to the Board who would allow us to meet these requirements. If Proposal 2 is not approved by the stockholders, but the By-Law Amendment is approved, it is the intent of the Board to increase the size of the Board to eight (8) members and to appoint Mr. Ryan to fill one of the vacancies created by the increase in the size of the Board.

      The Board of Directors recommends a vote FOR the approval of the By-Law Amendment.

                                   PROPOSAL 5
              AMEND THE 2001 REPLIGEN CORPORATION STOCK OPTION PLAN
                            TO INCREASE BOARD OPTIONS

      The Plan was adopted by the Company's Board of Directors and approved by the Company's stockholders at our September 2001 Annual Meeting of Stockholders. The Board of Directors has approved and recommends to the stockholders that they approve an amendment to increase the number of stock options automatically granted each year to non-employee directors of the Company under the Plan as of September 10, 2003.

      Under the terms of the Plan, as currently in effect, each non-employee director of the Company is entitled to a grant of an option to purchase 24,000 shares of Common Stock (the "Initial Board Option") on the date such person becomes a member of the Board of Directors. Such options vest equally on an annual basis over a three-year period from the date of grant. In addition, each of the Company's existing non-employee directors is granted an option each year to purchase 10,000 shares of Common Stock (the "Annual Board Options," and together with the Initial Board Option, the "Board Options") which vests in full on the first anniversary of the date of the grant, provided such person is still a director of the Company on such anniversary. The Plan presently provides for an overall limitation on Board Options of 100,000 Board Options per eligible director.

      The Board proposes to amend the Plan to provide for an annual grant to each of its existing non-employee directors of an option to purchase 15,000 shares of Common Stock which will vest in full on the first anniversary of the date of the grant, provided such person is still a director on such anniversary. Accordingly, the Board also proposes to increase the overall limitation of permissible Board Options to 150,000 Board Options per eligible director, excluding expired, unexercised options.

      The Company believes that its future success is partly dependent on the quality and continuity of its Board of Directors and desires to increase the alignment of the interest of the members of the Board of Directors with the Company. The Company relies on stock options as part of the compensation packages necessary for the Company to attract and retain experienced directors. The Board of Directors of the Company believes that the proposed increase in the number of shares to be automatically granted to non-employee directors as Annual Board Options will enable the Company to secure the attraction and retention of superior individuals to serve as directors.

      The following table sets forth information regarding options which would have been granted to each of Repligen's Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees other than executive officers as a group, had the proposed amendment been in effect during the fiscal year ended March 31, 2003.

Name and Position                                      Number of Options Granted
-----------------                                      -------------------------
Walter C. Herlihy, Ph.D.............................            50,000
President and Chief Executive Officer

James R. Rusche, Ph.D...............................            25,000
Vice President, Research and Development

Daniel P. Witt, Ph.D................................            20,000
Vice President, Business Development

Executive Group (3 persons).........................            95,000

Non-Executive Director Group (4 persons)............            60,000

Non-Executive Officer Employee Group (30 persons)...           146,650

      The Plan may not be amended to increase the maximum number of shares which may be granted under the Plan (except under the anti-dilution provisions contained therein) or to change the class of persons to whom options may be granted without the affirmative vote of holders of Repligen's Common Stock.

Summary of the Plan As Currently in Effect

      The full text of the Plan (as proposed to be amended and restated) is set forth as Appendix B to this proxy statement. The following summary of the provisions of the Plan is qualified in its entirety by reference to the text of the Plan.

Types of Options Authorized by the Plan

      The Plan permits the Company to grant both incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and other options which do not qualify as Incentive Stock Options ("Non-Qualified Options"). Non-Qualified Options will be granted in the sole discretion of the Committee referred to below and certain other options (the "Board Options") are granted to eligible non-employee members of the Board of Directors.

      The aggregate number of shares of Common Stock reserved for issuance under the Plan is 3,254,619. As of July 14, 2003, there were 1,062,669 shares available for grant under the Plan.

Administration

      To the extent that any issue arising under the Plan relates to Incentive Stock Options and Non-Qualified Options, the members of a committee (the "Committee") composed of two or more "outside directors" (as defined in applicable resolutions under Section 162(m) of the Code) administers the Plan. The members of the Committee are eligible to receive Board Options which are not discretionary in nature. To the extent that any issue arising under the Plan relates to the granting of Board Options, Repligen has designed the Plan to operate automatically and without the need for administration; however, to the extent that such administration is necessary the Committee will provide it.

Eligibility

      Incentive Stock Options. Repligen grants Incentive Stock Options only to employees of the Company or any of its subsidiaries.

      Non-Qualified Options. Repligen grants Non-Qualified Options under the Plan to directors and officers of the Company and full or part-time employees employed on a salaried or commission basis by the Company or any of its subsidiaries, as well as any individual performing services for the Company or any subsidiary as an independent contractor.

      Board Options. Repligen grants Board Options only to members of the Board of Directors of the Company, other than the current co-chairmen of the Board of Directors, who are not employees of either the Company or any of its subsidiaries.

Grants Under the Plan

      Incentive Stock Options and Non-Qualified Options. Subject to the terms of the Plan, the Committee has full authority to determine the individuals to whom, and the time or times at which, Incentive Stock Options and Non-Qualified Options are granted.

      Board Options. Each eligible director of the Company is entitled to receive annually an option to purchase 10,000 shares of Common Stock and each person who becomes a non-employee member of the Board of Directors shall receive at the time such person first becomes a member of the Board of Directors an option to purchase 24,000 shares of Common Stock. The Plan provides for an overall limitation that no member of the Board of Directors shall receive Board Options for in excess of 100,000 shares of Common Stock.

Option Prices

      Incentive Stock Options. The purchase price of Common Stock under each Incentive Stock Option shall not be less than 100% of the fair market value of the stock at the time of the granting of the option. For purposes of the Plan, "fair market value" is equal to the NASDAQ National Market System closing price (or the closing price on an exchange if the Common Stock is then traded on an exchange) per share of Common Stock for the date of the grant of an option, or such other amount as shall be determined from time to time by the Committee pursuant to criteria which it may deem to be appropriate.

      Non-Qualified Options. The purchase price of Common Stock under Non-Qualified Options shall be as determined in the sole discretion of the Committee, although in no case shall the price per share be less than the par value per share of Common Stock.

      Board Options. The purchase price of the Common Stock under each Board Option shall be equal to the average NASDAQ National Market System closing price per share of the Common Stock for the thirty (30) trading days immediately preceding the date of grant of such Board Option.

Term

      If not presently exercised, all options granted under the Plan will expire no later than ten years after the date of grant thereof.

Adjustments

      The Plan provides for adjustments in the number of shares reserved and in option prices in the event of a stock dividend or stock split and for other equitable adjustments in the event of recapitalization, merger or similar occurrences.

Federal Income Tax Consequences

      Incentive Stock Options. The following general rules are applicable under current federal income tax law to Incentive Stock Options under the Plan:

      1. In general, no taxable income results to the optionee upon the grant of an Incentive Stock Option or upon the issuance of shares to him or her upon the exercise of the Incentive Stock Option, and no tax deduction is allowed to the Company upon either grant or exercise of an Incentive Stock Option.

      2. If shares acquired upon exercise of an Incentive Stock Option are not disposed of within (i) two years following the date the option was granted or
(ii) one year following the date the shares are issued to the optionee pursuant to the Incentive Stock Option exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

      3. If shares acquired upon exercise of an Incentive Stock Option are disposed of before the expiration of one or both of the requisite holding periods described above (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

      4. In any year that an optionee recognizes compensation income on a Disqualifying Disposition of stock acquired by exercising an Incentive Stock Option, the Company generally should be entitled to a corresponding deduction for income tax purposes.

      5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

      6. Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

      7. An optionee may be entitled to exercise an Incentive Stock Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's Incentive Stock Option agreement so provides. If an optionee exercises an Incentive Stock Option in such fashion, special rules will apply.

      8. The general tax consequences above will not apply to an optionee who is subject to "alternative minimum tax" under the Code. It is possible that the exercise of an ISO would cause an employee to become subject to alternative minimum tax. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income.

      Non-Qualified Options and Board Options. The following general rules are applicable under current federal income tax law to Non-Qualified Options under the Plan:

      1. The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

      2. The optionee generally will recognize ordinary compensation income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.

      3. When the optionee sells the shares, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

      4. The Company generally should be entitled to a tax deduction when compensation income is recognized by the optionee.

      5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

      The Board of Directors recommends a vote FOR the approval of the proposal to amend the 2001 Repligen Corporation Stock Option Plan to increase the number of Board Options that the Company will automatically grant per year and the aggregate number of Board Options that the Company will grant to its non-employee directors under the Plan.

                                   PROPOSAL 6
      AMEND AND RESTATE THE 2001 REPLIGEN CORPORATION STOCK OPTION PLAN TO
                            INCLUDE RESTRICTED STOCK

      The Plan was adopted and approved by the Company's stockholders at our September 2001 Annual Meeting of Stockholders. Since adoption, the only awards eligible to be granted under the Plan have been stock options. In the opinion of the Board of Directors, the Company's future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. To further this end, the Board of Directors has approved and recommended amending and restating the Plan to include awards of restricted stock. This proposal does not increase or otherwise affect the total number of shares authorized for issuance under the Plan. To date, no awards of restricted stock have been granted under the Plan. The sole purpose of this proposal is to allow the Company flexibility to grant awards of restricted stock under the Plan and accordingly the Plan (as amended and restated) provides the Company with greater flexibility to reward officers, directors and employees of, and consultants to, the Company for their past performance and to provide an incentive to such persons to remain with the Company and for future performance. Recent developments in employee compensation have favored the grant of restricted stock rather than stock options. The Plan, as proposed to be amended and restated, is attached as Appendix B to this Proxy Statement and is incorporated herein by reference.

      The Company's management relies on awards under the Plan as an essential part of the compensation packages necessary for the Company to attract and retain experienced officers, directors and employees. The Board of Directors believes that the present limitation on the type of awards eligible to be granted under the Plan may not be adequate to attract, motivate and retain key personnel given the current volatility in the equity markets, and that the proposal to include awards of restricted stock under the Plan is essential to permit the Company's Board of Directors to continue to provide long-term, equity-based incentives to present and future key personnel.

Summary of Restricted Stock Awards under the Plan

      The following summary of the Restricted Stock Awards under the Plan is qualified in its entirety by reference to the text of the Plan (as proposed to be amended and restated) and as attached as Appendix B to this proxy statement. A summary of the Plan (as currectly in affect) is set forth under Proposal 5.

Restricted Stock Awards Authorized by the Plan

      The Plan permits the Company to grant restricted stock awards ("Restricted Stock Awards") in the Company's Common Stock.

      The aggregate number of shares of Common Stock reserved for issuance under the Plan is 3,254,619. As of July 14, 2003, there were 1,062,669 shares available for grant under the Plan.

Administration

      To the extent that any issue arising under the Plan relates to Restricted Stock Awards, the Committee administers the Plan.

Eligibility

      Restricted Stock Awards may be granted to directors and officers of the Company and full employees employed on a salaried or commission basis by the Company or any of its subsidiaries, as well as any individual performing services for the Company or any subsidiary as an independent contractor.

Grants Under the Plan

      Subject to the terms of the Plan, the Committee has full authority to determine the individuals to whom, and the time or times at which Restricted Stock Award should be and are granted.

Restrictions on Restricted Stock Awards

      A Restricted Stock Award under the Plan represents the right to receive a specified number of shares of Common Stock subject to (a) certain forfeiture provisions regarding such awards and/or (b) the satisfaction of any applicable performance goals. The vesting restrictions and/or performance goals, if any, will be set by the Committee at the time of the award.

      In the event no performance goals are applicable to a Restricted Stock Award, promptly after the forfeiture provisions applicable to such award, if any, lapse, a stock certificate representing the appropriate number of shares of Common Stock shall be issued to the recipient. In the event performance goals are applicable to an award, promptly after the forfeiture provisions applicable to such award, if any, lapse, the Committee shall determine whether the applicable performance goals have been achieved. If the Committee certifies that the applicable performance goals have been achieved, a stock certificate representing the appropriate number of shares of Common Stock shall be issued to the recipient. If the Committee determines that the applicable performance goals have not been achieved, the award shall be forfeited. Unless otherwise determined by the Committee on or after the date of grant, in the event of a participant's termination of employment for any reason, any award held by such participant which was subject to provisions of forfeiture, either because time periods had not lapsed or goals were not achieved, shall be forfeited.

Award Prices

      The purchase price of Common Stock under each Restricted Stock Award shall not be less than the par value of Common Stock.

Terms and Conditions

      The Committee shall determine the terms and conditions of any such Restricted Stock Award, including the effect on a Restricted Stock Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of the recipient.

Federal Income Tax Consequences of Restricted Stock Awards

      The following general rules are applicable under current federal income tax law to Restricted Stock Awards under the Plan:

      1. Persons receiving Common Stock pursuant to a Restricted Stock Award generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid.

      2. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller's tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the Seller as compensation income).

      3. Special rules apply if the stock acquired pursuant to a Restricted Stock Award is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

      The Board of Directors recommends a vote FOR the approval of the proposal to amend and restate the Plan to allow for the grant of restricted stock awards under the Plan.

                                   PROPOSAL 7
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors of Repligen Corporation annually considers and recommends to the Board the selection of Repligen's independent public accountants. On June 25, 2003, as recommended by the Audit Committee, the Board of Directors of Repligen engaged Ernst & Young LLP to serve as its independent certifying accountants for the fiscal year ending March 31, 2004, which engagement is being submitted to the stockholders for ratification at the Annual Meeting. A member of the firm will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the Company's independent auditors is not required under Delaware law or under the Company's Certificate of Incorporation or its by-laws. If stockholders do not ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year ended March 31, 2004, the Company's Board of Directors will evaluate what would be in the best interests of the Company and its stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

      In connection with the audits for the period ending March 31, 2003, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to refer to such disagreement in connection with their report.


              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Repligen's directors, officers, and holders of more than ten percent of Repligen's Common Stock (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock of Repligen. Such Reporting Persons are required by SEC regulation to furnish Repligen with copies of all Section 16(a) reports they file. Based on its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2003, the Company believes that all required persons complied with all Section 16(a) filing requirements except as noted below. Drs. Rich, Schimmel and Messrs. Hennessey and Miller each had one late filing to report a single transaction.

                             STOCKHOLDERS' PROPOSALS

      Repligen must receive any proposal by a stockholder of Repligen intended to be presented at the 2004 Annual Meeting of Stockholders at its principal executive office not later than February 27, 2004 for inclusion in Repligen's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

                                 OTHER BUSINESS

      Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

      Even if you plan to attend the Meeting in person, please sign, date and return the enclosed Proxy promptly. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                            EXPENSES AND SOLICITATION

      The cost of solicitation will be borne by Repligen, and in addition to directly soliciting stockholders by mail, Repligen may request banks and brokers to solicit their customers who have stock of Repligen registered in the name of the nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of Repligen may also be made of some stockholders in person or by mail or telephone following the original solicitation. Repligen has retained MacKenzie Partners, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $6,500 plus reimbursement of expenses.

                                  HOUSEHOLDING

      Our Annual Report, including audited financial statements for the fiscal year ended March 31, 2003, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one Proxy Statement to multiple stockholders sharing an address. This delivery method, called "householding," is not being used, however, if ADP has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, Repligen Corporation will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any stockholder who sends a written request to Repligen Corporation, 41 Seyon Street, Building 1, Waltham, MA, 02453, Attention: Secretary.

                                                                      Appendix A

                                     BY-LAWS

                                       OF

                              REPLIGEN CORPORATION


                                    ARTICLE I

                                  STOCKHOLDERS


      SECTION 1. Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or, if not so designated, at the principal office of the corporation.

      SECTION 2. Annual Meeting. The annual meeting of stockholders of the election of directors and the transaction of such other business as may properly come before the meeting shall be held at 10 a.m. on the last Thursday in July of each year or on such other date or at such hour as may be specified by resolution of the Board of Directors. If the date of the annual meeting shall fall upon a legal holiday at the place of the meeting, the meeting shall be held at the same hour on the next succeeding business day. If the annual meeting is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient.

      SECTION 3. Special Meetings. Special meetings of the stockholders may be called at any time by the President, the Chairman, or the Board of Directors, or by the Secretary or any other officer upon the written request of one or more stockholders holding of record at least a majority of the outstanding shares of stock of the corporation entitled to vote at such meeting. Such written request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

      SECTION 4. Notice of Meetings. Except where some other notice is required by law, written notice of each meeting of stockholders, stating the place, date and hour thereof and the purposes for which the meeting is called, shall be given by or under the direction of the Secretary, not less than ten nor more than sixty days before the date fixed for such meeting, to each stockholder entitled to vote at such meeting of record at the close of business on the day fixed by the Board of Directors as a record date for the determination of the stockholders entitled to vote at such meeting or, if not such date has been fixed, of record at the close of business on the day before the day on which notice is given. Notice shall be given personally to each stockholder or left at his or her residence or usual place of business or mailed postage prepaid and addressed to the stockholder at his or her address as it appears upon the records of the corporation. In case of the death, absence, incapacity or refusal of the Secretary, such notice may be given by a person designated either by a Secretary or by the person or persons calling the meeting or by the Board of Directors. A waiver of such notice in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such notice. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice. Notice of any meeting of the stockholders shall be deemed to have been given to any person who may become a stockholder of record after the mailing of such notice and prior to such meeting. Except as required by statute, notice of any adjourned meeting of the stockholders shall not be required.

      SECTION 5. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by an stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

      SECTION 6. Quorum of Stockholders. At any meeting of the stockholders, the holders of a majority in interest of all stock issued and outstanding and entitled to vote upon a question to be considered at the meeting, present in person or represented by proxy, shall constitute a quorum for the consideration of such question, but a smaller group may adjourn any meeting from time to time. When a quorum is present at any meeting, a majority of the stock represented thereat and entitled to vote shall, except where a larger vote is required by law, by the certificate of incorporation, or by these by-laws, decide any question brought before such meeting. Any election by stockholders shall be determined by a plurality of the vote cast by the stockholders entitled to vote at the election.

      SECTION 7. Proxies and Voting. Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock held of record by such stockholder, but no proxy shall be voted on after three years from its date, unless said proxy provides for a longer period. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held, and persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation the pledgee shall have been expressly empowered to vote thereon, in which case only the pledgee or the pledgee's proxy may represent said stock and vote thereon. Shares of the capital stock of the corporation belonging to the corporation or to another corporation, a majority of whose shares entitled to vote in the election of directors is owned by the corporation, shall not be entitled to vote nor counted for quorum purposes.

      SECTION 8. Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and in present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, a chairman to be chosen by the stockholders. The Secretary of the corporation, if present, or an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairman of the meeting shall appoint a secretary of the meeting.

      SECTION 9. Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders or by proxy for the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                   ARTICLE II

                                    DIRECTORS

      SECTION 1. General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation which are not by law required to be exercised by the stockholders. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

      SECTION 2. Number; Election; Tenure and Qualification. The initial Board of Directors shall consist of three persons and shall be elected by the incorporator. Thereafter, the number of directors which shall constitute the whole Board shall be fixed by resolution of the stockholders, but in no event shall be less than one. Each director shall be elected by the stockholders at the annual meeting and all directors shall hold office until the next annual meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. The number of directors may be increased or decreased by action of the stockholders. Directors need not be stockholders of the corporation.

      SECTION 3. Enlargement of the Board. The number of the Board of Directors may be increased at any time, such increase to be effective immediately, by resolution of the stockholders.

      SECTION 4. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board and an unfilled vacancy resulting from the removal of any director for cause or without cause, may be filled by resolution of the stockholders. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. When one or more directors shall resign from the Board, effective at a future date, the stockholders shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. If at any time there are no directors in office, then an election of directors may be held in accordance with the General Corporation Law of the State of Delaware.

      SECTION 5. Resignation. Any director may resign at any time upon written notice to the corporation. Such resignation shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the President or Secretary.

      SECTION 6. Removal. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, at an annual meeting or at a special meeting called for that purpose, by the holders of a majority of the shares then entitled to vote at an election of directors. The vacancy or vacancies thus created may be filled by the stockholders at the meeting held for the purpose of removal.

      SECTION 7. Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of two or more directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.

      A majority of all the members of any such committee may fix its rules of procedure, determine its action and fix the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise by resolution provide. The Board of Directors shall have the power to change the members of any such committee at any time, to fill vacancies therein and to discharge any such committee, either with or without cause, at any time.

      Any such committee, unless otherwise provided in the resolution of the Board of Directors, or in these by-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation, and, unless the resolution or these by-laws expressly so provide, no such committee shall have the power or the authority to declare a dividend or to authorize the issuance of stock.

      Each committee shall keep regular minutes of its meetings and make such reports as the Board of Directors may from time to time request.

      SECTION 8. Meetings of the Board of Directors. Regular meetings of the Board of Directors may be held without call or formal notice at such places either within or without the State of Delaware and at such times as the Board may by vote form time to time determine. A regular meeting of the Board of Directors may be held without call or formal notice immediately after and at the same place as the annual meeting of the stockholders, or any special meeting of the stockholders at which a Board of Directors is elected.

      Special meetings of the Board of Directors may be held at any place either within or without the State of Delaware at any time when called by the Chairman of the Board of Directors, the President, Treasurer, Secretary, or two or more directors. Reasonable notice of the time and place of a special meeting shall be given to each director unless such notice is waived by attendance or by written waiver in the manner provided in these by-laws for waiver of notice of stockholders. No notice of any adjourned meeting of the Board of Directors shall be required. In any case it shall be deemed sufficient notice to a director to send notice by mail at least seventy-two hours, or by telegram at least forty-eight hours, before the meeting, addressed to such director at his or her usual or last known business or home address.

      Directors or members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

      SECTION 9. Quorum and Voting. A majority of the total number of directors shall constitute a quorum, except that when a vacancy or vacancies exist in the Board, a majority of the directors then in office (but not less than one-third of the total number of the directors) shall constitute a quorum, and except that a lesser number of directors consisting of a majority of the directors then in office who are not officers (but not less than one-third of the total number of directors) may constitute a quorum for the purpose of acting on any matter relating to the compensation (including fringe benefits) of an officer of the corporation. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting from time to time. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except where a different vote is required or permitted by law, by the certificate of incorporation, or by these by-laws.

      SECTION 10. Compensation. The Board of Directors may fix fees for their services and for their membership on committees, and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

      SECTION 11. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, and without notice, if a written consent thereto is signed by all members of the Board of Directors, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.


                                   ARTICLE III

                                    OFFICERS

      SECTION 1. Titles. The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and such other officers with such other titles as the Board of Directors shall determine, including without limitation a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice-Presidents, Assistant Treasurers, or Assistant Secretaries.

      SECTION 2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting following the annual meeting of the stockholders. Each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote electing such officer, or until his or her earlier death, resignation or removal.

      SECTION 3. Qualification. Unless otherwise provided by resolution of the Board of Directors, no officer, other than the Chairman or Vice-Chairman of the Board, need be a director. No officer need be a stockholder. Any number of offices may be held by the same person, as the directors shall determine, but no person may hold the offices of President and Secretary simultaneously.

      SECTION 4. Removal. Any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors.

      SECTION 5. Resignation. Any officer may resign by delivering a written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt or at such later time as shall be specified therein.

      SECTION 6. Vacancies. The Board of Directors may at any time fill any vacancy occurring in any office for the unexpired portion of the term and may leave unfilled for such period as it may determine any office other than those of President, Treasurer and Secretary.

      SECTION 7. Powers and Duties. The officers of the corporation shall have such powers and perform such duties as are specified herein and as may be conferred upon or assigned to them by the Board of Directors, and shall have such additional powers and duties as are incident to their office except to the extent that resolutions of the Board of Directors are inconsistent therewith.

      SECTION 8. President and Vice-Presidents. The President shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the Board of Directors unless a Chairman or Vice-Chairman of the Board is elected by the Board, empowered to preside, and present at such meeting, shall have general and active management of the business of the corporation and general supervision of its officers, agents and employees, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

      In the absence of the President or in the event of his or her inability or refusal to act, the Vice-President if any (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice-President the title of Executive Vice-President, Senior Vice-President or any other title selected by the Board of Directors.

      SECTION 9. Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board of Directors and of the stockholders and record all the proceedings of such meetings in a book to be kept for that purpose, shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, shall maintain a stock ledger and prepare lists of stockholders and their addresses as required and shall have custody of the corporate seal which the Secretary or any Assistant Secretary shall have authority to affix to any instrument requiring it and attest by any of their signatures. The Board of Directors may give general authority to any other officer to affix and attest the seal of the corporation.

      The Assistant Secretary if any (or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors of if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary.

      SECTION 10. Treasurer and Assistant Treasurers. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors or the President, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or whenever they may require it, an account of all transactions and of the financial condition of the corporation.

      The Assistant Treasurer if any (or if there be more than one, the Assistant Treasurers in the order determined by the Board of Directors or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer.

      SECTION 11. Bonded Officers. The Board of Directors may require any officer to give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors upon such terms and conditions as the Board of Directors may specify, including without limitation a bond for the faithful performance of the duties of such officer and for the restoration to the corporation of all property in his or her possession or control belonging to the corporation.

      SECTION 12. Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.


                                   ARTICLE IV

                                      STOCK

      SECTION 1. Certificates of Stock. One or more certificates of stock, signed by the Chairman or Vice-Chairman of the Board of Directors or by the President or Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, shall be issued to each stockholder certifying, in the aggregate, the number of shares owned by the stockholder in the corporation. Any or all signatures on any such certificate may be facsimile. In case any officer who shall have signed or whose facsimile signature shall have been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of issue.

      Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the certificate of incorporation, the by-laws, applicable securities laws, or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

      SECTION 2. Transfer of Share of Stock. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. The corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to that stock, regardless of any transfer, pledge or other disposition of that stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these by-laws.

      SECTION 3. Lost Certificates. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation and alleged to have been lost, stolen, destroyed, or mutilated, upon such terms in conformity with law as the Board of Directors shall prescribe. The directors may, in their discretion, require the owner of the lost, stolen, destroyed or mutilated certificate, or the owner's legal representatives, to give the corporation a bond, in such sum as they may direct, to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, destruction or mutilation of any such certificate, or the issuance of any such new certificate.

      SECTION 4. Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

      If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      SECTION 5. Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions are determined, or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

      SECTION 6. Dividends. Subject to the provisions of the certificate of incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting, declare dividends upon the common stock of the corporation as and when they deem expedient.


                                    ARTICLE V

                          INDEMNIFICATION AND INSURANCE

      SECTION 1. Indemnification. The corporation shall, to the full extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time, and the certificate of incorporation, indemnify each person whom it may indemnify pursuant thereto.

      SECTION 2. Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the General Corporation Law of the State of Delaware.


                                   ARTICLE VI

                               GENERAL PROVISIONS

      SECTION 1. Fiscal Year. Except as otherwise designated from time to time by the Board of Directors, the fiscal year of the corporation shall begin on the first day of April and end on the last day of March.

      SECTION 2. Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors. The Secretary shall be the custodian of the seal. The Board of Directors may authorize a duplicate seal to be kept and used by any other officer.

      SECTION 3. Certificate of Incorporation. All references in these by-laws to the certificate of incorporation shall be deemed to refer to the certificate of incorporation of the corporation, as in effect from time to time.

      SECTION 4. Execution of Instruments. The President, any Vice-President, or the Treasurer shall have power to execute and deliver on behalf and in the name of the corporation any instrument requiring the signature of an officer of the corporation, including deeds, contracts, mortgages, bonds, notes, debentures, checks, drafts, and other orders for the payment of money. In addition, the Board of Directors may expressly delegate such powers to any other officer or agent of the corporation.

      SECTION 5. Voting of Securities. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization the securities of which may be held by this corporation.

      SECTION 6. Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of that action.

      SECTION 7. Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because the vote of any such director is counted for such purpose, if:

            (1) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

            (2) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote therein, and the contract or transaction is approved by the stockholders; or

            (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

      Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

      SECTION 8. Books and Records. The books and records of the corporation shall be kept at such places within or without the State of Delaware as the Board of Directors may from time to time determine.


                                   ARTICLE VII

                                   AMENDMENTS

      SECTION 1. By the Stockholders. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such special meeting.



                                      *****

          Resolution of the Board of Directors of Repligen Corporation


                    Amending the Repligen Corporation By-Laws

      That the Board of Directors of Repligen Corporation (the "Corporation"), duly and validly adopted the following resolutions at a meeting of the Board of Directors on June 25, 2003:

RESOLVED:  That the Board of Directors recommend to the stockholders that
           Article II, Section 3 of the By-Laws of the Corporation (the "By-Laws") be amended and restated in its entirety to allow vacancies on the Board of Directors to be filled by action of the Board of Directors in the following form:

                    Section 4. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board and an unfilled vacancy resulting from an enlargement of the Board and an unfilled vacancy resulting from the removal of any director for cause or without cause, may be filled by resolution of the Board. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. When one or more directors shall resign from the Board, effective at a future date, the Board, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. If at any time there are no directors in office, then an election of directors may be held in accordance with the General Corporation Law of the State of Delaware.

RESOLVED:  That the foregoing amendment to the By-Laws is hereby declared to be advisable and in the best interests of the Corporation and its stockholders, and that the appropriate officers of the Corporation be, and each of them acting singly hereby is, authorized and directed to present such proposed amendment to the stockholders of the Corporation for their approval at the next Annual Meeting of Stockholders.

                                                                      Appendix B


            AMENDED AND RESTATED 2001 REPLIGEN CORPORATION STOCK PLAN


      1. Purpose of the Plan; Compliance with Rule 16b-3.

      (a) The Amended and Restated 2001 Repligen Corporation Stock Plan (the "Plan") is intended as an incentive to, and to encourage ownership of the stock of Repligen Corporation, a Delaware corporation (the "Company") by, qualified employees, outside directors and consultants of the Company and its subsidiaries. It is intended that certain options granted thereunder will qualify as incentive stock options (the "Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and that other options granted thereunder will not qualify as Incentive Stock Options. Of such latter options, certain options will be granted in the sole discretion of the Committee referred to in Section 4 hereof (the "Committee") and certain other options (the "Board Options") will be granted to non-employee members of the Board of Directors of the Company (the "Board of Directors") in accordance with the provisions of Section 5 hereof. Restricted Stock Awards (as defined below) may also be granted under the Plan.

      (b) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), transactions thereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent that any provision of the Plan or action of the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and (in the case of Incentive Stock Options, Non-Qualified Options and Restricted Stock Awards, each an "Award") deemed advisable by the Committee.

      2. Common Stock Subject to the Plan.

      (a) The aggregate number of shares of the Company's Common Stock, par value $0.01 per share, that may be issued pursuant to the Plan is 1,585,778 shares. To the extent that options previously granted under the 1992 Repligen Corporation Stock Option Plan, as amended (collectively, the "Prior Plan") expire or terminate for any reason without having been exercised after the termination of the Prior Plan, then options exercisable for that same number of shares of Common Stock or Restricted Stock Awards, up to a maximum of 1,663,841 shares, may be granted pursuant to the Plan. If any Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unexercised shares subject thereto shall again be available for issuance pursuant to the provisions of the Plan. Subject to the provisions of Section 15(c), the maximum number of shares of Common Stock which may be issued in accordance with the provisions of this Section 2(a) shall be 3,249,619.

      (b) The Company may, in its discretion, use shares held in the treasury in lieu of authorized but unissued shares.

      3. Administration.

      The Plan shall be administered by the Committee; provided, that with respect to the Board Options, the price, amount and timing of such options shall be solely as set forth in Section 5 below.

      4. The Committee; Issuance of Incentive Stock Options, Non-Qualified Options and Restricted Stock Awards.

      (a) The Committee shall at all times be constituted to permit transactions thereunder to comply with Rule 16b-3 under the 1934 Act, or any successor to such Rule, and will consist of two or more "outside directors" (as defined in the applicable regulations promulgated under Section 162(m) of the Code). The Committee shall be appointed by the Board of Directors, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman, and shall hold its meetings at such times and places as it may determine. A majority of its members (or both of its members, if there are only two) shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members, or, if there are only two members, by unanimous vote. Any decision or determination reduced to writing and signed by a majority (or if there are only two, both) of the members shall be fully as effective as if it had been made by a majority (or unanimous, as the case may be) vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      (b) Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Incentive Stock Options and Non-Qualified Options, or Restricted Stock Awards shall be granted, the number of shares to be subject to each such Award, the duration of each such option, the exercise or purchase price and method of payment, the times or time within which (during the term of the option) all or portions of each such Award may be exercised, as applicable, and the terms, conditions and restrictions of Restricted Stock Awards. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective stock option agreements in accordance with Section 9 hereof and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 4(b) shall be conclusive. The Committee shall not have any discretionary authority with respect to the award or terms and conditions of the Board Options.

      (c) The Committee may grant eligible persons the right to acquire shares of Common Stock, subject to (i) delivery to the Company by the recipient of cash or other lawful consideration in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the recipient in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award (each, a "Restricted Stock Award").

      (d) The Committee shall determine the terms and conditions of any such Restricted Stock Award, including the effect on a Restricted Stock Award (and Common Stock acquired pursuant to such Restricted Stock Award) of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of the recipient. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the recipient and, unless otherwise determined by the Committee, deposited by the recipient, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or its designee) shall deliver the certificates no longer subject to such restrictions to the recipient or, if the recipient has died, to the beneficiary designated by a recipient, in a manner determined by the Committee, to receive amounts due or exercise rights of the recipient in the event of the recipient's death (the "Designated Beneficiary"). In the absence of an effective designation by a recipient, Designated Beneficiary shall mean the recipient's estate.


      5. Issuance of Board Options.

      Subject to the limitations set forth in this Section 5, (i) each non-employee director of the Company, for so long as such person remains a non-employee director of the Company, shall be entitled to receive an annual option to purchase 15,000 shares of Common Stock to vest in full on the first anniversary of the date of the grant, provided such person is still a director on such anniversary and (ii) each person who becomes a member of the Board of Directors who is not employed by the Company after the effective date of the Plan shall receive, at the time such person first becomes a member of the Board of Directors, an option to purchase 24,000 shares of Common Stock, vesting equally over a three-year period from the date of grant. Notwithstanding anything to the contrary contained herein, no person shall be entitled to receive Board Options pursuant to the Plan covering more than an aggregate 150,000 shares, excluding such Board Options that have expired without being exercised. Those options granted to non-employee directors pursuant to this
Section 5 are referred to herein as "Board Options."

      6. Eligibility.

      (a) Incentive Stock Options may be granted only to employees of the Company or a subsidiary.

      (b) Non-Qualified Options may be granted only to (i) officers (who may also be directors) and full or part-time employees employed on a salaried or commission basis by the Company or its subsidiaries, (ii) members of the Board of Directors of the Company who are not included within the group of individuals referenced in the foregoing clause, and (iii) any individual performing services for the Company or any subsidiary as an independent contractor pursuant to a written or oral agreement with the Company or a subsidiary.

      (c) Board Options may be granted only to members of the Board of Directors of the Company who are not employees of either the Company or its subsidiaries.

      (d) Restricted Stock Awards may be granted to directors and officers of the Company and full-time employees employed on a salaried or commission basis by the Company or its subsidiaries, as well as any individual performing services for the Company or any subsidiary as an independent contractor.

      (e) For purposes of the Plan, the term "subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Section 424 of the Code.

      7. Exercise and Purchase Prices of Awards.

      (a) The purchase price of the Common Stock under each Incentive Stock Option shall not be less than 100% of the fair market value of the stock at the time of the granting of the option. For purposes hereof, fair market value shall be equal to the NASDAQ National Market closing price (or the closing price on an exchange if the Common Stock is then traded on an exchange) per share of Common Stock for the day as of which an Incentive Stock Option is granted, or such other amounts (which may be different amounts as between the various types of options) as shall be determined from time to time in good faith by the Committee pursuant to such criteria as it may determine to be appropriate.

      (b) The purchase price of the Common Stock under each Non-Qualified Option shall not be less than the par value of the Common Stock.

      (c) The purchase price of the Common Stock under each Board Option shall be equal to the average NASDAQ National Market System closing price (or the average closing price on an exchange if the Common Stock is then traded on an exchange) per share of Common Stock for the thirty (30) trading days immediately preceding the date of the grant of such Board Option.

      (d) Incentive Stock Options and Non-Qualified Options may be exercised, in the discretion of the Committee, by payment of the option price in full (i) in cash, (ii) by surrender of shares of the capital stock of the Company having a fair market value equal to the option price on the date of exercise, or (iii) any combination of the foregoing. Board Options may be exercised by payment of the option price in full by means of any of the three methods of payment specified in the preceding sentence.

      (e) The purchase price of the Common Stock under each Restricted Stock Award may not be less than the par value of Common Stock.

      (f) The proceeds of sale of stock subject to Awards are to be added to the general funds of the Company or to the shares of the Common Stock of the Company held in its treasury, and used for its corporate purposes as the Board of Directors shall determine.

      (g) Notwithstanding any provision herein to the contrary, no Incentive Stock Option shall be granted to any individual whose ownership of Common Stock of the Company or one of its subsidiaries exceeds the limitations set forth in
Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the stock at the time of the granting of the option.

      8. Award Amounts.

      (a) The maximum aggregate fair market value (determined at the time an option is granted in the same manner as provided for in Section 7(a) hereof) of the Common Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

      (b) No optionee may be granted Awards to acquire, in the aggregate more than 1,500,000 shares of Common Stock under the Plan during any fiscal year of the Company.

      9. Form of Awards.

      Incentive Stock Options, Non-Qualified Options, Restricted Stock Awards and Board Options shall be in such form conforming to applicable legal requirements as shall be approved from time to time by the Committee. The form of any such Awards may vary among the recipients.

      10. Term of Options; Exercise of Options.

      (a) The term of each option shall be not more than ten (10) years from the date of granting thereof, provided that no Incentive Stock Option shall be granted to any individual whose ownership of Common Stock of the Company or its subsidiaries exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his or her option does not exceed a period of five (5) years from the date of the grant, or such shorter period as is prescribed in Section 10 hereof.

      (b) Within the limits specified in Section 10(a) hereof, Incentive Stock Options and Non-Qualified Options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all optionees; provided, however, that except as provided in Sections 11 and 12 hereof, no such option granted to an employee of the Company or a subsidiary may be exercised at any time unless the optionee is then an employee of the Company or a subsidiary and has been so employed continuously since the granting of the option.

      (c) Notwithstanding any provision to the contrary contained herein, upon the removal or resignation from the Board of Directors of a holder of a Board Option, such holder may exercise such Board Option within three (3) months of such holder's resignation or removal (but in any case not after ten (10) years from the date of the granting of the option) to the same extent that such holder was entitled to exercise it as of the date of such resignation or removal.

      (d) The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued to such holder upon the exercise of such holder's option.

      (e) With respect to persons subject to Section 16 under the 1934 Act, options granted thereunder must be held by the optionee for at least six (6) months from the date of grant to the date of disposition of the option (other than by exercise) or the Common Stock underlying such option.

      11. Termination of Employment.

      (a) Any employee of the Company or a subsidiary who has been issued an option thereunder must exercise the option prior to such employee's termination of employment, except that if an employee terminates their employment voluntarily, such employee shall be permitted to exercise any such option then held by them at any time within three (3) months after such termination (but in any case not after ten (10) years from the date of the granting thereof) to the same extent that such employee was entitled to exercise it at the date of such termination of employment.

      (b) If the holder of an Incentive Stock Option or a Non-Qualified Option terminates employment on account of disability such holder may exercise such option to the extent such holder was entitled to exercise it at the date of such termination at any time within one (1) year of the termination of such holder's employment (but in any case not after ten (10) years from the date of the granting thereof). For this purpose a person shall be deemed to be disabled if such holder is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which, as of the date hereof, shall mean that such holder is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than 12 months. A person shall be considered disabled only if such holder furnishes such proof of disability as the Committee may require.

      (c) If the holder of an Incentive Stock Option or Non-Qualified Option issued thereunder retires on or after the attainment of age sixty-five (65), such options may be exercised as determined by the Committee but in no event more than ten (10) years after the date of granting thereof.

      (d) If the employment of the holder of an Incentive Stock Option or Non-Qualified Option is terminated for "cause," all such options not yet exercised shall be exercisable within seven (7) days of such termination, and shall thereafter cease to be of any further force or effect. For purposes of the foregoing, "cause" shall have the meaning set forth from time to time in the employee handbook generally distributed by the Company to its employees.

      (e) Incentive Stock Option and Non-Qualified Options granted under the Plan shall not be affected by any change of employment so long as the holder thereof continues to be an employee of the Company or a subsidiary of the Company. The option agreements relating to Incentive Stock Options and Non-Qualified Options may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any Incentive Stock Option or Non-Qualified Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or a subsidiary of the Company or interfere in any way with the right of the Company or a subsidiary of the Company to terminate such individual's employment at any time.

      12. Death of Holder of Option.

      In the event of the death of an individual to whom an Incentive Stock Option or Non-Qualified Option has been granted under the Plan, while such individual is employed by the Company (or a subsidiary of the Company) or within three (3) months after the termination of such individual's employment (or one
(1) year in the case of the termination of employment of an option holder who is disabled as above provided), the Incentive Stock Option or Non-Qualified Option heretofore granted to such individual may be exercised, to the extent that such individual was entitled to exercise it at the date of such death, by a legatee or legatees of the option holder under such individual's last will, or by his personal representatives or distributees, at any time within a period of two (2) years after such individual's death (but in any case not after ten (10) years from the date of granting thereof), and only if and to the extent that such individual was entitled to exercise the option at the date of such individual's death.

      13. Non-Transferability of Awards.

      Each option granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws of descent and distribution and an option may be exercised, during the lifetime of the holder thereof, only by such holder. Restricted Stock Awards (and the Common Stock issued thereunder) shall be subject to such restrictions on transfer as set forth in such Awards.

      14. Successive Award Grants.

      Successive Award grants may be made to any holder of Awards under the Plan.

      15. Adjustments Upon Changes in Capitalization or Corporate Acquisitions.

      (a) In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a separation, reorganization or liquidation of the Company, each holder of an outstanding option issued in accordance herewith shall be entitled to receive upon exercise and payment in accordance with the option's terms the same shares, securities or property as such holder would have been entitled to receive upon the occurrence of such event if such holder had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under such holder's option, or, if another corporation shall be the survivor, such corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation; provided, however, in lieu of the foregoing the Committee may upon written notice to each holder of an outstanding Incentive Stock Option or Non-Qualified Option provide that such option (but not a Board Option) shall terminate on a date not less than twenty (20) days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period. The Committee may provide in the terms of a Restricted Stock Award that some or all restrictions contained in such Award may terminate upon the occurrence of an event described in this
Section 15(a).

      (b) In the event the Company or a subsidiary of the Company enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant Awards to employees or former employees of such corporation in substitution of Awards previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

      (c) The number of shares of Common Stock for which Awards may be granted thereunder and any references to specific amounts of shares (including but not limited to those references set forth in Sections 5 and 8 hereof) shall be appropriately adjusted if the number of outstanding shares of Common Stock of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. The number of shares previously optioned thereunder and not theretofore delivered and the option price per share shall likewise be adjusted whenever the number of outstanding shares of Common Stock is increased or reduced by any such procedure.

      16. Amendment and Termination.

      (a) The Board of Directors may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board of Directors may not, without further approval by a majority of the holders of Common Stock: (i) increase the maximum number of shares as to which Awards may be granted under the Plan (except under the anti-dilution provisions contained in Section 15 hereof); (ii) change the class of persons to whom Awards may be granted; (iii) withdraw the authority to administer the Plan (insofar as it relates to Incentive Stock Options, Non-Qualified Options and Restricted Stock Awards) from the Committee; (iv) extend the duration of the Plan; (v) provide for any discretion to be vested in the Committee or any other entity with respect to the award of the Board Options; or (vi) materially increase the benefits accruing to persons subject to Section 16 of the 1934 Act. No termination or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person under such Award.

      (b) The provisions of this Plan relating to the Board Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the respective rules thereunder.

      17. Effectiveness of the Plan.

      The Plan shall become effective on September 14, 2001 subject, however, to its approval by the stockholders of the Company given at the annual meeting of stockholders on September 13, 2001. The amended and restated Plan shall become effective on September 11, 2003 subject, however, to its approval by the stockholders of the Company given at the annual meeting of stockholders on September 10, 2003.

      18. Withholding of Applicable Taxes.

      The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under this Plan after giving the person entitled to receive such shares notice as far in advance as practicable, and the Company may defer making delivery if any such tax may be pending unless and until indemnified to its satisfaction. Alternatively, the Company shall have the right to reduce the number of shares otherwise required to be delivered upon exercise of an option granted thereunder by an amount which would have a fair value on the date of such exercise equal to all taxes required to be withheld by the Company with respect to such exercise. In connection with such withholding, the Company may make any such arrangements as are consistent with this Plan as it may deem appropriate.

      19. Time of Granting of Awards.

      (a) A grant of an Award under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an award of an option or a Restricted Stock Award (but in no event prior to the adoption of the Plan by the Board of Directors); provided, that such option or Restricted Stock Award is evidenced by a written agreement duly executed on behalf of the Company and on behalf of the recipient within a reasonable time after the date of the Committee action.

      (b) A grant of a Board Option shall be deemed to be made on the applicable dates provided in Section 5 hereof.

      20. Term of Plan.

The Plan shall terminate ten (10) years after the date on which it is approved and adopted by the Board of Directors and no Awards shall be granted thereunder after the expiration of such ten-year period. Awards outstanding at the termination of the Plan shall continue in full force and effect and shall not be affected thereby.

-------------------------------------------------------------------------------
If you have questions or need assistance voting your shares contact:


                                    MACKENZIE
                                 PARTNERS, INC.

                               105 Madison Avenue
                            New York, New York 10010
                           proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                                       or
                            Toll-Free (800) 322-2885
-------------------------------------------------------------------------------

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope. Thank you in advance for your prompt consideration of these matters.

Sincerely,


Repligen Corporation

                                      PROXY
                              REPLIGEN CORPORATION
                           41 SEYON STREET, BUILDING 1
                                WALTHAM, MA 02453
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby appoints Walter C. Herlihy and Daniel P. Witt, and each of them alone, proxies with full power of substitution, to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Repligen Corporation to be held on the 10th day, September, 2003 at 10:00 a.m., local time, at the offices of the Corporation, 41 Seyon Street, Waltham, Massachusetts 02453, and any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 22, 2003, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as they may be incidental to the meeting or any adjournments thereof.

                (Continued and to be signed on the reverse side)

SEE REVERSE SIDE                                                SEE REVERSE SIDE
                                                                14475

                        ANNUAL MEETING OF STOCKHOLDERS OF
                              REPLIGEN CORPORATION
                               September 10, 2003
                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                  YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.

1. To elect a Board of Directors for the ensuing year;

NOMINEES:
O Robert J. Hennessey   O Walter C. Herlihy, Ph.D.
O G. William Miller     O Alexander Rich, M.D.
                        O Paul Schimmel, Ph.D

FOR ALL NOMINEES        WITHOLD AUTHORITY FOR ALL NOMINEES     FOR ALL EXCEPT
                                                               See instructions
                                                               below
|_|                                  |_|                             |_|

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

2. To consider and act upon a proposal to increase the size of the Board of Directors to eight members;

For                Against              Abstain
|_|                  |_|                  |_|

3 To elect Thomas F. Ryan, Jr. to fill one of the vacancies on the Board of Directors, if Proposal 2 is approved by the Stockholders;

For                Against              Abstain
|_|                  |_|                  |_|

4 To consider and act upon a proposal to amend the Company's bylaws to allow the Board of Directors to set the size of the Company's Board of Directors and to appoint Directors to fill any vacancy until the next Annual Meeting;

For                Against              Abstain
|_|                  |_|                  |_|

5. To consider and act upon a proposal to amend the 2001 Repligen Corporation Stock Option Plan, to increase both the number of options the Company automatically grants per year and the aggregate number of options granted to its non-employee directors;

For                Against              Abstain
|_|                  |_|                  |_|

6. To consider and act upon a proposal to amend and restate the 2001 Repligen Corporation Stock Option Plan, to allow shares of restricted stock to be awarded under such plan;

For                Against              Abstain
|_|                  |_|                  |_|

7. To ratify the selection of Ernst & Young LLP as the independent auditors of Repligen for the fiscal year ending March 31, 2004; and

For                Against              Abstain
|_|                  |_|                  |_|

8. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 6 AND 7 AND AUTHORITY WILL BE DEEMED GRANTED UNDER
ITEM 8 TO HAVE THE PROXIES VOTED UPON SUCH ADJOURNMENTS OR POSTPONEMENTS
THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

  Signature of Shareholder Date:                  Signature of Shareholder Date:

      Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF STOCKHOLDERS OF
                              REPLIGEN CORPORATION
                               September 10, 2003
                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                                     - OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

--------------------------------------------------------------------------------
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

--------------------------------------------------------------------------------
1. To elect a Board of Directors for the ensuing year;

NOMINEES:

O Robert J. Hennessey    O Walter C. Herlihy, Ph.D.
O G. William Miller      O Alexander Rich, M.D.
                         O Paul Schimmel, Ph.D

FOR ALL NOMINEES         WITHOLD AUTHORITY FOR ALL NOMINEES     FOR ALL EXCEPT
                                                                See instructions
                                                                below

|_|                                  |_|                             |_|

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

2. To consider and act upon a proposal to increase the size of the Board of Directors to eight members;

For                Against              Abstain
|_|                  |_|                  |_|

3 To elect Thomas F. Ryan, Jr. to fill one of the vacancies on the Board of Directors, if Proposal 2 is approved by the Stockholders;

For                Against              Abstain
|_|                  |_|                  |_|

4 To consider and act upon a proposal to amend the Company's bylaws to allow the Board of Directors to set the size of the Company's Board of Directors and to appoint Directors to fill any vacancy until the next Annual Meeting;

For                Against              Abstain
|_|                  |_|                  |_|

5. To consider and act upon a proposal to amend the 2001 Repligen Corporation Stock Option Plan, to increase both the number of options the Company automatically grants per year and the aggregate number of options granted to its non-employee directors;

For                Against              Abstain
|_|                  |_|                  |_|

6. To consider and act upon a proposal to amend and restate the 2001 Repligen Corporation Stock Option Plan, to allow shares of restricted stock to be awarded under such plan;

For                Against              Abstain
|_|                  |_|                  |_|

7. To ratify the selection of Ernst & Young LLP as the independent auditors of Repligen for the fiscal year ending March 31, 2004; and

For                Against              Abstain
|_|                  |_|                  |_|

8. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 6 AND 7 AND AUTHORITY WILL BE DEEMED GRANTED UNDER
ITEM 8 TO HAVE THE PROXIES VOTED UPON SUCH ADJOURNMENTS OR POSTPONEMENTS
THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

  Signature of Shareholder Date:                  Signature of Shareholder Date:

      Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.